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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Texas Regional Bancshares, Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.

                                          /s/ KPMG LLP

Austin, Texas
January 18, 2002

                              Exhibit 23.4--Page 1